ING PARTNERS, INC.

ING Fidelity® VIP Contrafund® Portfolio (“Portfolio”)

Supplement dated June 3, 2011

to the Portfolio’s Adviser Class (“Class ADV”) and Service Class (“Class S”) Prospectus and

Service 2 Class (“Class S2”) Prospectus each dated April 29, 2011

(each a “Prospectus” and collectively “Prospectuses”)

On March 8, 2011, Peter Saperstone replaced John Roth as a co-portfolio manager to the Portfolio. Effective immediately, the Portfolio’s Prospectuses are revised as follows:

1.	The section entitled “Portfolio Management – Portfolio Managers of the Master Fund” of the summary section of the Portfolio’s Prospectuses is deleted and replaced with the following:

Robert Stansky Portfolio Manager (since 10/07)	Peter Saperstone Portfolio Manager (since 03/11)

Robert Lee Portfolio Manager (since 10/07)	Matthew Friedman Portfolio Manager (since 10/07)

Steven Kaye Portfolio Manager (since 10/07	John Avery Portfolio Manager (since 10/07)

Adam Hetnarski Portfolio Manger (since 10/07)	Douglas Simmons Portfolio Manager (since 10/07)

Pierre Sorel Portfolio Manger (since 10/07)	Nathan Strik Portfolio Manager (since 01/10)

2.	The 5th paragraph of the section entitled “Management of the Portfolios – Sub-Adviser to each Master Fund” of the Portfolio’s Prospectuses is hereby deleted and replaced with the following:

Peter Saperstone (consumer discretionary), is a member of FMR’s Multi-Manager Group. Since joining Fidelity in 1995, Mr. Saperstone has worked as a research analyst and portfolio manager.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

ING PARTNERS, INC.

ING PIMCO Total Return Portfolio (“Portfolio”)

Supplement dated June 3, 2011 to the Portfolio’s

Adviser Class (“Class ADV”), Initial Class (“Class I”),

Service Class (“Class S”), and Service 2 Class (“Class S2”)

Statement of Additional Information (“SAI”)

dated April 29, 2011

On May 19, 2011, the Portfolio’s Board of Directors approved a change with respect to the Portfolio’s discussion of “Short Sales” in the SAI.

Effective May 31, 2011, the Portfolio’s SAI was revised as follows:

The section entitled “Description of Securities and Investment Techniques – Short Sales” found on page 29 is hereby deleted in its entirety and replaced with the following:

Short Sales - The Portfolios may make short sales of securities as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation that the market price of that security will decline. When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. A Portfolio may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, a Portfolio will incur a loss; conversely, if the price declines, a Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. To the extent that a Portfolio engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated assets determined to be liquid in accordance with procedures established by the Board. The Portfolio will engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE